ADAMIS PHARMACEUTICALS CORPORATION 8-K

Exhibit 99.1

Corporate Presentation September 2018

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Products and Pipeline • Symject TM - patented, FDA approved injection device ▪ Symjepi TM (epinephrine) Injection 0.3mg • FDA approved for treatment of anaphylaxis • Sandoz – commercial partner in the US ▪ Symjepi (epinephrine) Injection 0.15mg • under FDA review – action date 9/27 ▪ Naloxone injection – for treatment of opioid overdose – goal to file NDA by YE 2018 • Fast dissolving sublingual tablet containing Tadalafil (Cialis®) – goal to file NDA by YE 2018 3

Products and Pipeline • Beclomethasone metered dose inhaler for treatment of asthma and COPD ▪ Cleared by FDA to begin Phase 3 studies in asthmatic patients • Taper TM – enhanced dry powder inhaler device platform ▪ Fluticasone DPI - for treatment of asthma and COPD; expect to continue proof of concept development during 2018 Drug Outsourcing Division • Wholly - owned FDA registered 503B drug outsourcing facility manufactures sterile and nonsterile compounds for patients, animals, physician clinics, hospitals and surgery centers throughout most of the United States 4

5 • Commercial launch of Symjepi in U.S. (1) • FDA action on lower dose Symjepi (2) • Filing of NDA for naloxone injection • Filing of NDA for sublingual tadalafil tablet • Commencement of Phase 3 studies for beclomethasone 1 Timing of launch and commercial strategy at Sandoz’s sole discretion 2 FDA PDUFA date 9/27/18

6 1 Expected FDA action on sNDA by 9/27/18 2 Anticipate pharmacokinetics study will be sufficient to support NDA 3 Phase 3 study expected to commence by YE 2018 4 Expect to continue proof of concept development during 2018 5 Target milestone PRODUCT NAME TYPE POTENTIAL INDICATION PHASE 1 PHASE 2 PHASE 3 NDA APPROVED SYMJEPI TM (epinephrine) Injection 0.3mg Injectable Anaphylaxis SYMJEPI TM (epinephrine) Injection 0.15mg Injectable Anaphylaxis (1) APC-6000 Naloxone Injectable Opioid Overdose (2) By Year End 2018 (5) APC-8000 Tadalafil Sublingual Disintegrating Tablet Erectile Dysfunction (2) By Year End 2018 (5) APC-1000 Beclomethasone HFA Metered Dose Inhaler (MDI) Asthma/COPD (3) APC-4000 Fluticasone Dry Powder Inhaler (DPI) Asthma/COPD (4)

7 Indication - Anaphylaxis Addressable Market - $1.5 billion (1) FDA approved – Launch pending 1 Source: IQVIA (IMS) National Sales Perspective 2 Source: Adamis Human Factors Studies 3 Source: R. Moss, MD, Annals of Allergy, Asthma and Immunology, 120(2018)532 - 547 • First product using patented, FDA - approved injection device • division of Novartis – commercial partner in U.S. • Working closely with Sandoz to prepare for launch • sNDA filed for lower dose (0.15mg) Symjepi; FDA action expected by 9/27/18 • Intended competitive advantage – small, simple and intuitive to use (2)(3) High dose (66 lbs. or more) Low dose (33 - 66 lbs.)

8 Indication – Opioid Overdose Addressable Market - $335 million (1) Next step – New Drug Application filing • Third product candidate using patented, FDA - approved injection device • Active ingredient, naloxone, is a fast - acting opioid antagonist • Drug overdose epidemic – CDC preliminary statistics show more than 72K drug overdose related deaths in 2017 with greater than 40% caused by synthetic opioids like fentanyl (2) • Novel high dose naloxone proposed - current IM dose is 2 mg/ml to treat opioid overdoses • Higher dose because more potent opioids such as fentanyl causing high mortality • Repeat dosing (up to 83%) has been noted in multiple studies (3) 1 Source: IQVIA (IMS) National Sales Perspective 2 Source: CDC – Centers for Disease Control and Prevention 3 Source: Morbidity and Mortality Weekly Report, April 14, 2017

9 • Developing a fast disintegrating sublingual tablet • Active ingredient – tadalafil • Cialis® 2017 net sales of $1.4 billion in U.S. (3) • Cialis patents and exclusivity expire September 2018 (3) • Intended competitive advantage – similar efficacy and quicker systemic absorption 1 Source: IQVIA (IMS) National Sales Perspective 2 For illustration purposes only and may not reflect final product 3 Source: Eli Lilly 2017 SEC Filings Indication – Erectile Dysfunction Addressable Market - $3.5 billion (1) Next step – PK Study / NDA Filing (2)

10 • Inhaled oral steroid for management of asthma and COPD • Active ingredient – beclomethasone • FDA approved to begin Phase 3 trials • Would likely compete with Teva’s QVAR® • QVAR® 2017 net sales of $361 million (3) • QVAR® patents expired July 2015 (4) • Intended competitive advantage – similar efficacy with lower systemic absorption 1 Source: IQVIA (IMS) National Sales Perspective 2 For illustration purposes only and may not reflect final product 3 Source: Teva 2017 SEC Filings 4 Source: FDA Orange Book 11/01/13 Indication – Asthma/COPD Addressable Market - $2.1 billion (1) Next step – Phase III trial (2)

11 • Dry powder inhaler (DPI) acquired from 3M • Unique design stores drug on micro - structured carrier tape for efficient delivery • Aerosolization energy inherent in device • Can be used with single or combination drugs • Potential for multiple products using this platform which could target multiple segments of the respiratory market • Potential to license device for development of novel therapeutics

12 • First product using patented Taper DPI device • Maintenance therapy for treatment of asthma and COPD • Active ingredient – fluticasone • Anticipate continuing proof of concept development during 2018 • Intended competitive advantage: easy to use, similar efficacy with lower systemic absorption 1 Source: IQVIA (IMS) National Sales Perspective Indication – Asthma/COPD Addressable Market - $500 million (1) Next step – Proof of Concept Study

13 • FDA registered 503B facility • FDA and DEA registered • Licensed in 48 states plus DC and Puerto Rico Core Product Areas ▪ Hospital/Acute Care ▪ Veterinary ▪ Pain Management ▪ Family Practice/ Internal Medicine ▪ Orthopedic ▪ Urology • Manufactures sterile and non - sterile prescription medications for patients, animals, physician clinics, hospitals and surgery centers • Targeting to grow net revenue by 30% over 2017

14 • Commercial launch of Symjepi in U.S. (1) • FDA action on lower dose Symjepi (2) • Filing of NDA for naloxone injection • Filing of NDA for sublingual tadalafil tablet • Commencement of Phase 3 studies for beclomethasone 1 Timing of launch and commercial strategy at Sandoz’s sole discretion 2 FDA PDUFA date 9/27/18